UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2006

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

On September 29, 2006, the Registrant’s wholly-owned subsidiary, Harrah’s Operating Company, Inc., amended the terms and increased the borrowing capacity under its bank credit facilities pursuant to an amendment to its Third Amended and Restated Credit Agreement, dated April 25, 2006 and entered into by and among the lenders, Harrah’s Operating Company, Inc., as Borrower, and the Registrant, as Guarantor.  The amendment increases the borrowing capacity under the facility to $5 billion, creates a $1 billion sublimit for loans denominated in Euros and Pounds Sterling, amends the definition of EBITDA to exclude equity-based compensation, and revises the terms of the total debt ratio covenant.

Item 8.01         Other Events.

On October 2, 2006, the Registrant issued a press release announcing that a subsidiary of the Registrant had entered into a definitive agreement with a subsidiary of Boyd Gaming Corporation to exchange certain real estate for the Barbary Coast, subject to regulatory approvals. The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

On October 2, 2006, the Registrant issued a press release announcing that it had received a proposal from Apollo Management and Texas Pacific Group to acquire all of the Registrant’s outstanding common stock for $81.00 per share.  The text of the press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is being filed herewith:

10.1         Amendment No. 3, dated September 29, 2006, to Third Amended and Restated Credit Agreement, dated as of April 25, 2006 among Harrah’s Entertainment, Inc. as Guarantor, Harrah’s Operating Company, Inc. as Borrower, the Lenders named therein, and Bank of America, N.A. as Administrative Agent.

99.1         Text of press release, dated October 2, 2006, of the Registrant related to the entering of an agreement with a subsidiary of Boyd Gaming Corporation.

99.2         Text of press release, dated October 2, 2006, of the Registrant related to the receipt of a proposal to acquire all of the Registrant’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date:	October 3, 2006	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Document Description

10.1

Amendment No. 3, dated September 29, 2006, to Third Amended and Restated Credit Agreement, dated as of April 25, 2006 among Harrah’s Entertainment, Inc. as Guarantor, Harrah’s Operating Company, Inc. as Borrower, the Lenders named therein, and Bank of America, N.A. as Administrative Agent.

99.1	Text of press release, dated October 2, 2006, of the Registrant related to the entering of an agreement with a subsidiary of Boyd Gaming Corporation.

99.2	Text of press release, dated October 2, 2006, of the Registrant related to the receipt of a proposal to acquire all of the Registrant’s common stock.